SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               Amendment No. 1 to

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 10, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Proforma Balance Sheet, March 31, 2002
                 Notes to Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Preservation Partners III Limited Partnership*

         -----------------
         *Previously filed.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                                        (A California Limited Partnership)
                                         UNAUDITED PROFORMA BALANCE SHEET
                                                  March 31, 2002


                                                      ASSETS

                                                        Historical               Proforma                 Proforma
                                                         Balance                Adjustments                Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                            $     1,221,805         $      1,538,160         $
                                                                                     (159,120)
                                                                                     (102,000)              2,498,845

Subscription and notes receivable                            364,026                  102,000                 466,026

Investment in limited partnerships                           173,781                2,853,527
                                                                                      159,120               3,186,428
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,391,687         $     6,151,299
                                                    =================       ==================       =================


                                  LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                        $             -         $      2,853,527         $     2,853,527

  Accrued fees and expenses due to
   general partner and affiliates                            228,940                        -                 228,940
  Other liabilities                                            6,900                        -                   6,900
                                                    -----------------       ------------------       -----------------

                                                             235,840                2,853,527               3,089,367
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                                 92                   (2,298)                 (2,206)
  Limited partners (25,000 units
    authorized and 1,933 units issued and
    outstanding at March 31, 2002)                         1,523,680                1,540,458               3,064,138
                                                    -----------------       ------------------       -----------------

              Total partners' equity                       1,523,772                1,538,160               3,061,932
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,391,687         $     6,151,299
                                                    =================       ==================       =================




                              See Accompanying Notes to Unaudited Proforma Balance Sheet

                                                          FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET




NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical audited annual financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the audited financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated March 31, 2002 included in the form 10 K filed with the Securities and Exchange Commission on May 29, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

The four limited partnerships, (six apartment complexes), were under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 2002, the Partnership had acquired no limited partnership interests. Subsequent to March 31, 2002, the Partnership has acquired an interest in three limited partnerships: Byhalia Estates, L.P. a Mississippi limited partnership, (BYHALIA), Parker Estates, L.P., a Mississippi limited partnership, (PARKER) and Preservation Partners III, Limited Partnership, an Illinois limited partnership. (PRESERVATION III). Each owns one apartment complex. The Partnership is negotiating to acquire a limited partnership interest in one other partnership that owns three apartment complexes: Mendota I, L.P., an Illinois limited Partnership (MENDOTA I) owns Kingsfield Apartments, Morris Family Apartments and Westridge Family Apartments. These four investments commit the Partnership to capital contributions as follows:


                        BYHALIA                 $                244,482
                        PARKER                                   328,465
                        PRESERVATION III                         578,877
                        MENDOTA I                              1,701,703
                                                  -----------------------

                        TOTAL                   $              2,853,527
                                                  =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED

                                 March 31, 2002




NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at March 31, 2002. The first adjustment to cash and the adjustment to partners' equity of $1,538,160 reflects the net proceeds from April 1 to May 31, 2002 from issuance of 1,768 units of limited partners' capital ($1,768,000 less commissions and offering costs of $229,840). The second adjustment to cash and the second adjustment to investment in limited partnerships reflects the acquisition fees and costs from the proceeds raised from April 1 to May 31, 2002. The third adjustment to cash reflects increase in subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $2,853,527 reflects the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was March 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: June 10, 2002              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President






















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